MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND     Two World Trade Center

LETTER TO THE SHAREHOLDERS July 31, 1999                New York, New York 10048

DEAR SHAREHOLDER:

We are pleased to present the semiannual letter of Morgan Stanley Dean Witter Latin American Growth Fund, formerly TCW/DW Latin American Growth Fund, for the six-month period ended July 31, 1999.

At a special meeting held on June 8, 1999, shareholders of TCW/DW Latin American Growth Fund approved several proposals related to an overall consolidation of the TCW/DW Family of Funds and the Morgan Stanley Dean Witter Family of Funds. Accordingly, on June 28, 1999, TCW/DW Latin American Growth Fund became part of the Morgan Stanley Dean Witter Family of Funds and was renamed Morgan Stanley Dean Witter Latin American Growth Fund.

Among the proposals approved by shareholders were a new investment management agreement between the Fund and Morgan Stanley Dean Witter Advisors Inc. (MSDW Advisors) and a new sub-advisory agreement between MSDW Advisors and TCW Funds Management, Inc. (TCW). Under the new investment management agreement mentioned above, MSDW Advisors serves as the investment manager for the Fund. The advisory fee rate that MSDW Advisors charges the Fund is identical to the total aggregate fee rate that was in effect under the previous management and advisory agreements. In return for the services that TCW will render under the new sub-advisory agreement, MSDW Advisors will pay TCW monthly compensation equal to 40 percent of the compensation it receives under the new investment management agreement.

MARKET OVERVIEW

Although the Latin American equity markets began the year on a turbulent note with a devaluation of the Brazilian real, most of the region's markets rebounded quickly, due to proactive efforts by Brazilian authorities to restore investor confidence. Stock prices continued to rally on the back of reviving commodity prices and lower interest rates, which created a more optimistic outlook for both economic growth and earnings

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND growth in the year 2000. Later in the period, however, the markets underwent a pullback as commodity prices returned to March levels and the region braced itself for an expected U.S. federal-funds rate hike at the end of June.

Fears of higher U.S. interest rates and increased concerns about the potential effect of the millennium computer bug on the Latin American economies have resulted in lower portfolio investment flows into the region. In general, the improving global growth outlook has been a positive factor for Latin America, but not a big enough one to result in a significant economic rebound to date. TCW is anticipating an acceleration of regional economic growth in the fourth quarter of this year and into the early 2000.

Mexico

Mexican stock prices surged 40.1 percent in U.S. dollar terms during the six months ended July 31, 1999. The market was bolstered by strong corporate earnings results and continued favorable macroeconomic developments. Despite lackluster top-line growth stemming from subdued domestic demand, companies benefited from lower debt-servicing costs and margin expansions resulting from cost-cutting measures. The dramatic interest-rate declines seen in the first quarter of 1999 are expected to translate into stronger economic growth in the second half of the year, setting the stage for a pickup in earnings growth. Equity prices were also supported by Mexico's announcement of an IMF standby loan that, together with other multilateral financing, will provide nearly $17 billion to refinance the country's public external debt amortizations through the year 2000. This financing package reduces Mexico's vulnerability to rising U.S. interest rates and international capital flows. Moreover, Moody's announced that it was revising Mexico's sovereign debt rating outlook from stable to positive.

Brazil

Brazilian stock prices were up 49.7 percent in U.S. dollar terms during the six-month period under review, aided by a currency appreciation of 13.8 percent. With the currency floating freely, the Brazilian government has begun to design a new macroeconomic policy. Since then, the relatively stable currency and declining inflation rate have allowed the central bank to cut overnight interest rates in half. Going forward, the central bank will likely begin inflation targeting, with further interest-rate declines possible to the extent that inflation remains subdued. Although the Brazilian economy remains weak, the IMF revised its 1999 GDP forecast upward.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

Argentina

In Argentina, the market rallied 27.1 percent in U.S. dollar terms during the six months ended July 31, 1999. The market's strength was attributable to a cash bid by Repsol of Spain (not held by the Fund) for 85 percent of YPF's shares at a price significantly above the market price. (YPF shares represented approximately 5.7 percent of the Fund's net assets before TCW took profits in May.) With YPF's 35-40 percent weighting in the market, as measured by the International Finance Corporation, the bid and eventual delisting of YPF was a significant event for the Argentine stock market. Because of the attractiveness of the offer, most shareholders tendered their shares. A portion of the current shareholders were then expected to reinvest their cash proceeds into other Argentine equities, an expectation that caused other share prices to rally. While the Argentine economy appears to have stabilized, there are few signs of recovery. Interest rates are low and liquidity abundant, but banks are reluctant to increase their loan portfolios. An increased focus has been placed on the presidential elections due in late October.

Chile, Peru, Colombia and Venezuela

With respect to the Fund's smaller Latin American holdings, Chilean equities rose 33.3 percent during the six months under review, driven by takeover news on the key electric utilities. The market rallied despite a continued slowdown in economic activity. Monetary easing appears to be the policy choice to stimulate economic activity, with the central bank lowering real short-term interest rates from 7.75 percent to 5.0 percent during the period. Officials also prepared an economic stimulus package that will amount to roughly 0.5 percent of GDP and take effect this year and next. Peruvian stock prices gained 21.6 percent during the period under review. President Fujimori's cabinet reshuffling, together with an announcement of fiscal measures designed to jump-start the economy, have helped boost his sagging popularity despite continued sluggish economic growth. Certain sectors of the economy, including fishing and agriculture, have rebounded from last year's El Nino-induced lows, but the manufacturing and consumer segments of the economy remain stalled.

Colombian stocks posted the region's only declines during the period, falling
4.9 percent in U.S. dollar terms. Both of the major rating agencies placed the country's investment-grade foreign debt rating on review for a downgrade, citing the inability of the government to reduce the fiscal deficit below 3 percent of GDP. In June a series of negative developments led the central bank to devalue the peso through a 10 percent shift in the currency's prescribed trading band. The Colombian government signaled that it would request a $3 billion (in U.S. dollars) financial assistance package from the IMF. The government has also unveiled a package of economic reforms designed to reduce the fiscal deficit

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND substantially over the next several years; however; the administration's low popularity and unsuccessful peace initiatives will make passage through Congress difficult.

Despite volatile monthly performances, Venezuelan stock prices rose 6.0 percent during the six months ended July 31, 1999. Early in the year, low oil prices, a large fiscal deficit and questions regarding the political policy of newly elected President Chavez caused investors to shy away from Venezuelan securities. Oil prices, which have averaged $15.40 in the first half of this year and reached a near-term high of $20.97 on July 29, are expected to have a favorable impact on the government's fiscal accounts. High oil prices also assure strong trade and current-account surpluses in spite of the continued lofty valuation of the Venezuelan currency.

PERFORMANCE

For the six-month period ended July 31, 1999, the Fund's Class B shares posted a total return of 31.22 percent, compared to 34.12 percent for the Lipper Latin American Funds Average and 37.61 percent for the International Finance Corporation's Investable Latin America Total Return Index. For the same period, the Fund's Class A, C and D shares had total returns of 31.65 percent, 31.49 percent and 31.84 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. The Fund's underperformance relative to its benchmarks during the period under review was primarily due to the portfolio's defensive posture in the wake of Brazil's currency devaluation.

PORTFOLIO STRATEGY

During the first half of the Fund's fiscal year, TCW maintained an overweighted position in Mexico, given the prospects for moderate (3 percent) economic growth this year and next, which is expected to translate into double-digit corporate earnings growth. In the second quarter of this year, the Fund also adopted an overweighted position in Brazilian stocks, based on expectations of a rebound in economic growth toward the end of this year. The Fund maintained a neutral position in Peru, where the economy has begun to show signs of recovery, as well as in Argentina, where the economic recession and political concerns have largely been discounted by equity prices. The Fund maintained an underweighted position in Chile, where valuations remain uncompelling, and in Venezuela and Colombia, where the prospects for equities have been dimmed by the significant political risk.

With respect to sector weightings, the Fund continued to focus on blue-chip companies exhibiting strong, reliable cash-flow generation and companies with low leverage and quality management. As a result, telecommunications and consumer nondurables were areas of emphasis. In addition, the Fund's

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND industry weightings were somewhat modified to reflect the improved outlook for global growth, particularly in Japan and the rest of Asia. Specifically, after largely avoiding deeply cyclical companies in 1998 the Fund initiated positions in certain companies in the areas of steel, pulp and paper and petrochemicals.

LOOKING AHEAD

In conclusion, TCW notes several reasons for a cautious outlook regarding the Latin American markets. Rising U.S. interest rates, concerns about the millennium bug, and political risk may result in lower portfolio investment inflows into the region in the near term. However, in the intermediate term we are optimistic, noting that a global economic recovery and stable commodity prices are typically favorable for the Latin American economies. TCW forecasts a rebound in the region's economic growth from a contraction of 0.5 percent in 1999 to 3.5 percent growth in 2000. Furthermore, foreign direct investment continues to flow into the region as multinational companies identify quality companies with favorable growth prospects at values that are attractive.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is the President and Chief Operating Officer of Asset Management for Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's investment manager. He also serves as Chairman, Chief Executive Officer and Director of the Fund's distributor and transfer agent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Latin American Growth Fund and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

RESULTS OF SPECIAL MEETING (unaudited)

                             *         *         *

On June 8, 1999, a special meeting of the Fund's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND MORGAN STANLEY DEAN WITTER ADVISORS INC.:

    For.....................................................  6,138,541
    Against.................................................    255,989
    Abstain.................................................    591,337

(2) APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN MORGAN STANLEY DEAN WITTER ADVISORS INC. AND TCW FUNDS MANAGEMENT, INC.:

    For.....................................................  6,104,447
    Against.................................................    276,784
    Abstain.................................................    604,636

(3) ELECTION OF TRUSTEES:

Michael Bozic
For.....................  6,508,402
Withheld................    477,465

Charles A. Fiumefreddo
For.....................  6,507,439
Withheld................    478,428

Edwin J. Garn
For.....................  6,519,415
Withheld................    466,452

Wayne E. Hedien
For.....................  6,523,235
Withheld................    462,632

Manuel H. Johnson
For.....................  6,507,609
Withheld................    478,258

Michael E. Nugent
For.....................  6,531,209
Withheld................    454,658

Philip J. Purcell
For.....................  6,532,424
Withheld................    453,443

John L. Schroeder
For.....................  6,497,105
Withheld................    488,762

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

FUND PERFORMANCE July 31, 1999



                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                    CLASS A*
-------------------------------------------------
PERIOD ENDED 7/31/99
--------------------------
Since Inception (7/28/97)    (20.31)(1) (22.42)(2)
1 Year                       (16.59)(1) (20.97)(2)

                    CLASS C++
-------------------------------------------------
PERIOD ENDED 7/31/99
--------------------------
Since Inception (7/28/97)    (20.85)(1) (20.85)(2)
1 Year                       (17.07)(1) (17.90)(2)



                    CLASS B+
-------------------------------------------------
PERIOD ENDED 7/31/99
--------------------------
Since Inception (12/30/92)    (0.20)(1)  (0.20)(2)
1 Year                       (17.25)(1) (21.39)(2)
5 Years                       (4.79)(1)  (5.17)(2)

                    CLASS D#
-------------------------------------------------
PERIOD ENDED 7/31/99
--------------------------
Since Inception (7/28/97)    (20.15)(1)
1 Year                       (16.47)(1)

---------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
*    The maximum front-end sales charge for Class A is 5.25%.
+    The maximum CDSC for Class B is 5.0%. The CDSC declines to
     0% after six years.
++   The maximum CDSC for Class C shares is 1% for shares
     redeemed within one year of purchase.
#    Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

PORTFOLIO OF INVESTMENTS July 31, 1999 (unaudited)

      NUMBER OF
       SHARES                                          VALUE
----------------------------------------------------------------
                        COMMON AND PREFERRED STOCKS (97.3%)
                        ARGENTINA (8.5%)
                        Alcoholic Beverages
           73,700       Quilmes Industrial S.A.
                         (ADR)....................  $    769,244
                                                    ------------
                        Banking
           67,148       Banco de Galicia y Buenos
                         Aires S.A. de C.V.
                         (ADR)....................     1,091,155
           42,240       Banco Frances del Rio de
                         La Plata S.A. (ADR)......       707,520
                                                    ------------
                                                       1,798,675
                                                    ------------
                        Building Materials
          129,695       Juan Minetti S.A.*........       339,937
                                                    ------------
                        Diversified Financial Services
          276,280       CEI Citicorp Holdings
                         S.A.*....................       704,796
                                                    ------------

                        Oil & Gas Production
          462,824       Perez Companc S.A. (Class
                         B).......................     2,616,002
                                                    ------------

                        Oil/Gas Transmission
           49,680       Transportadora de Gas del
                         Sur S.A. (ADR)...........       428,490
                                                    ------------

                        Real Estate
          156,089       Inversiones y
                         Representaciones S.A.
                         (Class B)................       441,909
                                                    ------------
                        Telecommunications
           63,020       Telecom Argentina Stet -
                         France Telecom S.A.
                         (ADR)....................     1,693,662
           56,735       Telefonica de Argentina
                         S.A. (ADR)...............     1,641,769
                                                    ------------
                                                       3,335,431
                                                    ------------

                        TOTAL ARGENTINA...........    10,434,484
                                                    ------------

                        BRAZIL (32.9%)
                        Alcoholic Beverages
        4,134,900       Companhia Cervejaria
                         Brahma (Pref.)...........     2,406,448
                                                    ------------

      NUMBER OF
       SHARES                                          VALUE
----------------------------------------------------------------

                        Banking
      281,900,000       Banco Bradesco S.A.
                         (Pref.)..................  $  1,343,869
       11,750,000       Banco do Estado de Sao
                         Paulo S.A. (Pref.).......       406,430
        2,685,356       Banco Itau S.A. (Pref.)...     1,302,487
                                                    ------------
                                                       3,052,786
                                                    ------------
                        Cellular Telephone
      268,758,140       Telemig Celular
                         Participacoes S.A.
                         (Pref.)*.................       345,631
           65,690       Telesp Celular
                         Participacoes S.A.
                         (ADR)....................     1,707,940
       30,822,000       Telesudeste Celular
                         Participacoes S.A.*......        74,321
           30,530       Telesudeste Celular
                         Participacoes S.A.
                         (ADR)....................       751,801
                                                    ------------
                                                       2,879,693
                                                    ------------
                        Electric Utilities
       91,440,000       Centrais Eletricas
                         Brasileiras S.A. (Class
                         B) (Pref.)...............     1,540,896
    2,352,400,000       Companhia de Electricidade
                         do Estado Rio de
                         Janeiro..................       495,517
           76,133       Companhia Energetica de
                         Minas Gerais S.A. (Pref.)
                         (ADR)....................     1,294,261
      117,340,000       Companhia Paranaense de
                         Energia - Copel (Class B)
                         (Pref.)..................       792,891
                                                    ------------
                                                       4,123,565
                                                    ------------
                        Integrated Oil Companies
       25,939,000       Petroleo Brasileiro S.A.
                         (Pref.)..................     3,702,490
                                                    ------------

                        Multi-Sector Companies
        2,431,600       Itausa Investimentos Itau
                         S.A. (Pref.).............     1,199,625
                                                    ------------

                        Other Metals/Minerals
          170,008       Companhia Vale do Rio Doce
                         (Class A) (Pref.)........     3,336,077
          266,358       Companhia Vale do Rio Doce
                         S.A. 12/31/99
                         (Debentures)*............       --
                                                    ------------
                                                       3,336,077
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

PORTFOLIO OF INVESTMENTS July 31, 1999 (unaudited) continued



      NUMBER OF
       SHARES                                          VALUE
----------------------------------------------------------------
                        Other Telecommunications
      156,808,140       Embratel Participacoes
                         S.A. (Pref.)*............  $  1,694,988
           13,120       Tele Centro Sul
                         Participacoes S.A.
                         (ADR)....................       699,460
      189,678,140       Tele Centro Sul
                         Participacoes S.A.
                         (Pref.)*.................     2,039,776
       20,752,000       Tele Norte Leste
                         Participacoes S.A.*......       177,151
      153,477,469       Tele Norte Leste
                         Participacoes S.A.
                         (Pref.)*.................     2,492,733
      232,208,140       Telesp Participacoes S.A.
                         (Pref.)*.................     4,183,351
                                                    ------------
                                                      11,287,459
                                                    ------------
                        Paper
           32,670       Aracruz Celulose S.A.
                         (ADR)....................       620,730
       41,220,000       Votorantim Celulose e
                         Papel S.A. (Pref.).......     1,153,657
                                                    ------------
                                                       1,774,387
                                                    ------------
                        Specialty Steels
       10,600,000       Companhia Siderurgica de
                         Tubarao (Pref.)*.........        86,375
       97,120,000       Gerdau S.A. (Pref.).......     1,561,242
                                                    ------------
                                                       1,647,617
                                                    ------------
                        Steel/Iron Ore
          145,700       Usinas Siderurgicas de
                         Minas Gerais S.A. (Class
                         A) (Pref.)...............       424,016
                                                    ------------
                        Telecommunications
           46,110       Telecomunicacoes
                         Brasileiras
                         S.A. - Telebras (ADR)
                         (Pref.)..................     3,521,651
                                                    ------------

                        Tobacco
          176,700       Souza Cruz S.A............     1,101,926
                                                    ------------

                        TOTAL BRAZIL..............    40,457,740
                                                    ------------
                        CHILE (6.0%)
                        Agricultural Chemicals
           14,960       Sociedad Quimica y Minera
                         de Chile S.A. (ADR)......       459,085
                                                    ------------

      NUMBER OF
       SHARES                                          VALUE
----------------------------------------------------------------

                        Alcoholic Beverages
           29,350       Compania Cervecerias
                         Unidas S.A. (ADR)........  $    768,603
           30,050       Vina Concha y Toro
                         (ADR)....................     1,102,459
                                                    ------------
                                                       1,871,062
                                                    ------------
                        Banking
           18,060       Banco Santander Chile
                         (ADR)....................       270,900
           45,850       Banco Santiago S.A.
                         (ADR)....................       980,044
                                                    ------------
                                                       1,250,944
                                                    ------------
                        Electric Utilities
           11,258       Enersis S.A. (ADR)........       262,452
           26,320       Gener S.A. (ADR)..........       523,110
                                                    ------------
                                                         785,562
                                                    ------------
                        Food Chains
           29,160       Distribucion y Servicio
                         D&S S.A. (ADR)...........       488,430
                                                    ------------

                        Other Pharmaceuticals
           35,660       Laboratorio Chile S.A.
                         (ADR)....................       664,168
                                                    ------------

                        Telecommunications
           62,818       Compania de
                         Telecommunicaciones de
                         Chile S.A. (ADR).........     1,601,859
                                                    ------------

                        Utilities
           14,000       Chilectra S.A. (ADR) -
                         144A**...................       284,375
                                                    ------------

                        TOTAL CHILE...............     7,405,485
                                                    ------------

                        COLOMBIA (1.5%)
                        Alcoholic Beverages
          342,370       Bavaria S.A...............     1,164,396
                                                    ------------

                        Banking
          115,127       Banco de Bogota...........       299,975
           68,335       Bancolombia S.A. (ADR)....       320,320
                                                    ------------
                                                         620,295
                                                    ------------

                        TOTAL COLOMBIA............     1,784,691
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

PORTFOLIO OF INVESTMENTS July 31, 1999 (unaudited) continued



      NUMBER OF
       SHARES                                          VALUE
----------------------------------------------------------------
                        MEXICO (44.8%)
                        Alcoholic Beverages
        1,553,100       Grupo Modelo S.A. de C.V.
                         (Series C)...............  $  4,286,688
                                                    ------------
                        Beverages - Non-Alcoholic
           48,350       Coca-Cola Femsa S.A.
                         (ADR)....................       791,731
          124,170       Fomento Economico Mexicano
                         S.A. de C.V. (ADR).......     4,268,344
                                                    ------------
                                                       5,060,075
                                                    ------------
                        Building Materials
          216,170       Apasco S.A. de C.V........     1,204,769
          620,860       Cemex S.A. de C.V. (B
                         Shares)..................     2,682,484
                                                    ------------
                                                       3,887,253
                                                    ------------
                        Diversified Manufacturing
          160,000       ALFA, S.A. de C.V. (Class
                         A).......................       557,962
                                                    ------------

                        Farming/Seeds/Milling
          573,000       Grupo Industrial Maseca
                         S.A. de C.V. (B
                         Shares)..................       389,299
                                                    ------------
                        Media Conglomerates
          160,480       Grupo Televisa S.A. de
                         C.V. (GDR)*..............     6,138,360
                                                    ------------
                        Multi-Sector Companies
          790,600       DESC S.A. de C.V. (Series
                         B).......................       830,885
                                                    ------------

                        Other Metals/Minerals
          324,100       Grupo Mexico S.A. (Series
                         B).......................     1,303,969
                                                    ------------

                        Other Specialty Stores
        4,239,218       Cifra S.A. de C.V. (Series
                         C).......................     6,957,358
          763,200       Organizacion Soriana S.A.
                         de C.V. (Series B).......     3,103,032
                                                    ------------
                                                      10,060,390
                                                    ------------
                        Package Goods/Cosmetics
          909,400       Kimberly-Clark de Mexico
                         S.A. de C.V. (A
                         Shares)..................     3,219,585
                                                    ------------

      NUMBER OF
       SHARES                                          VALUE
----------------------------------------------------------------

                        Specialty Foods/Candy
        1,847,978       Grupo Industrial Bimbo
                         S.A. de C.V. (Series
                         A).......................  $  4,129,505
                                                    ------------

                        Telecommunications
          190,908       Telefonos de Mexico S.A.
                         de C.V. (Series L)
                         (ADR)....................    14,413,554
                                                    ------------

                        Textiles
          205,799       Grupo Carso S.A. de C.V.
                         (Series A1)..............       813,802
                                                    ------------

                        TOTAL MEXICO..............    55,091,327
                                                    ------------

                        PERU (2.9%)
                        Banking
           37,300       Credicorp Ltd.............       398,644
                                                    ------------

                        Building Materials
          376,621       Cementos Lima, S.A........       490,803
                                                    ------------

                        Precious Metals
          145,569       Compania de Minas
                         Buenaventura S.A. (B
                         Shares)..................     1,090,241
                                                    ------------

                        Telecommunications
          107,975       Telefonica del Peru S.A.
                         (ADR)....................     1,585,883
                                                    ------------

                        TOTAL PERU................     3,565,571
                                                    ------------

                        VENEZUELA (0.7%)
                        Electric Utilities
          23,000        La Electricidad de Caracas
                         (ADR)....................       373,750
                                                    ------------

                       Telecommunications
          19,310       Compania Anonima Nacional
                        Telefonos de Venezuela
                        (CANTV) (ADR)............       467,061
                                                    ------------

                        TOTAL VENEZUELA...........       840,811
                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

PORTFOLIO OF INVESTMENTS July 31, 1999 (unaudited) continued



                                                       VALUE
----------------------------------------------------------------
TOTAL COMMON AND PREFERRED STOCKS
(Identified Cost $104,633,479) (a)........    97.3% $119,580,109


CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES.......................   2.7     3,263,530
                                              ----  ------------


NET ASSETS................................  100.0%  $122,843,639
                                           ======== ============


---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
** Resale is restricted to qualified institutional investors.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is
     $21,967,050 and the aggregate gross unrealized depreciation is $7,020,421, resulting in net unrealized appreciation of $14,946,629.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

SUMMARY OF INVESTMENTS July 31, 1999 (unaudited)

                                              PERCENT OF
INDUSTRY                          VALUE       NET ASSETS
--------------------------------------------------------
Agricultural Chemicals.......  $   459,085        0.4%
Alcoholic Beverages..........   10,497,838        8.5
Banking......................    7,121,343        5.8
Beverages - Non-Alcoholic....    5,060,075        4.1
Building Materials...........    4,717,994        3.8
Cellular Telephone...........    2,879,694        2.3
Diversified Financial
 Services....................      704,796        0.6
Diversified Manufacturing....      557,962        0.5
Electric Utilities...........    5,282,876        4.3
Farming/Seeds/Milling........      389,299        0.3
Food Chains..................      488,430        0.4
Integrated Oil Companies.....    3,702,490        3.0
Media Conglomerates..........    6,138,360        5.0
Multi-Sector Companies.......    2,030,511        1.7
Oil & Gas Production.........    2,616,002        2.1
Oil/Gas Transmission.........      428,490        0.3
Other Metals/Minerals........    4,640,046        3.8
Other Pharmaceuticals........      664,168        0.5
Other Specialty Stores.......   10,060,390        8.2
Other Telecommunications.....   11,287,459        9.2
Package Goods/Cosmetics......    3,219,585        2.6


                                              PERCENT OF
INDUSTRY                          VALUE       NET ASSETS
--------------------------------------------------------
Paper........................  $ 1,774,387        1.4%
Precious Metals..............    1,090,241        0.9
Real Estate..................      441,909        0.4
Specialty Foods/Candy........    4,129,505        3.4
Specialty Steels.............    1,647,616        1.3
Steel/Iron Ore...............      424,016        0.4
Telecommunications...........   24,925,439       20.3
Textiles.....................      813,802        0.7
Tobacco......................    1,101,926        0.9
Utilities....................      284,375        0.2
                               -----------       ----
                               $119,580,109      97.3%
                               ===========       ====

                                              PERCENT OF
TYPE OF INVESTMENT                VALUE       NET ASSETS
--------------------------------------------------------
Common Stocks................  $84,751,215       68.9%
Preferred Stocks.............   34,828,894       28.4
                               -----------       ----
                               $119,580,109      97.3%
                               ===========       ====

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1999 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $104,633,479).............................  $ 119,580,109
Cash........................................................      3,283,605
Receivable for:
    Dividends...............................................        391,242
    Investments sold........................................         57,397
    Shares of beneficial interest sold......................         56,426
    Interest................................................          9,753
Prepaid expenses and other assets...........................         62,018
                                                              -------------
    TOTAL ASSETS............................................    123,440,550
                                                              -------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............        171,864
    Investment advisory fee.................................        141,705
    Plan of distribution fee................................        113,076
    Investments purchased...................................         30,120
Accrued expenses and other payables.........................        140,146
                                                              -------------
    TOTAL LIABILITIES.......................................        596,911
                                                              -------------
    NET ASSETS..............................................  $ 122,843,639
                                                              =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $ 214,802,596
Net unrealized appreciation.................................     14,801,589
Accumulated net investment loss.............................       (946,530)
Accumulated net realized loss...............................   (105,814,016)
                                                              -------------
    NET ASSETS..............................................  $ 122,843,639
                                                              =============
CLASS A SHARES:
Net Assets..................................................       $431,016
Shares Outstanding (unlimited authorized, $.01 par value)...         44,647
    NET ASSET VALUE PER SHARE...............................          $9.65
                                                              =============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)........         $10.18
                                                              =============
CLASS B SHARES:
Net Assets..................................................   $121,857,106
Shares Outstanding (unlimited authorized, $.01 par value)...     12,829,594
    NET ASSET VALUE PER SHARE...............................          $9.50
                                                              =============
CLASS C SHARES:
Net Assets..................................................       $549,137
Shares Outstanding (unlimited authorized, $.01 par value)...         57,709
    NET ASSET VALUE PER SHARE...............................          $9.52
                                                              =============
CLASS D SHARES:
Net Assets..................................................         $6,380
Shares Outstanding (unlimited authorized, $.01 par value)...            658
    NET ASSET VALUE PER SHARE...............................          $9.69
                                                              =============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

STATEMENT OF OPERATIONS
For the six months ended July 31, 1999 (unaudited)

NET INVESTMENT LOSS:

INCOME
Dividends (net of $187,592 foreign withholding tax).........  $1,748,453
Interest....................................................     112,476
                                                              ----------

    TOTAL INCOME............................................   1,860,929
                                                              ----------

EXPENSES
Plan of distribution fee (Class A shares)...................         295
Plan of distribution fee (Class B shares)...................     626,444
Plan of distribution fee (Class C shares)...................       1,794
Management fee..............................................     374,013
Investment advisory fee.....................................     315,093
Transfer agent fees and expenses............................     227,576
Custodian fees..............................................     113,742
Investment management fee...................................      98,626
Trustees' fees and expenses.................................      77,843
Professional fees...........................................      40,092
Registration fees...........................................      30,389
Shareholder reports and notices.............................      18,166
Other.......................................................      28,696
                                                              ----------

    TOTAL EXPENSES..........................................   1,952,769
                                                              ----------

    NET INVESTMENT LOSS.....................................     (91,840)
                                                              ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on:
    Investments.............................................   6,520,123
    Foreign exchange transactions...........................    (268,830)
                                                              ----------

    NET GAIN................................................   6,251,293
                                                              ----------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................  25,665,250
    Translation of forward foreign currency contracts, other
     assets and liabilities denominated in foreign
     currencies.............................................      10,929
                                                              ----------

    NET APPRECIATION........................................  25,676,179
                                                              ----------

    NET GAIN................................................  31,927,472
                                                              ----------

NET INCREASE................................................ $31,835,632
                                                              ==========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE SIX
                                                        MONTHS ENDED     FOR THE YEAR
                                                          JULY 31,          ENDED
                                                            1999       JANUARY 31, 1999
---------------------------------------------------------------------------------------
                                                        (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)..........................  $   (91,840)    $     964,047
Net realized gain (loss)..............................    6,251,293       (17,392,336)
Net change in unrealized appreciation.................   25,676,179       (68,311,686)
                                                        ------------    -------------

    NET INCREASE (DECREASE)...........................   31,835,632       (84,739,975)

Net decrease from transactions in shares of beneficial
 interest.............................................  (15,102,013)      (82,770,172)
                                                        ------------    -------------

    NET INCREASE (DECREASE)...........................   16,733,619      (167,510,147)

NET ASSETS:
Beginning of period...................................  106,110,020       273,620,167
                                                        ------------    -------------

    END OF PERIOD
    (Including net investment losses of $946,530 and
    $854,690, respectively)...........................  $122,843,639    $ 106,110,020
                                                        ============    =============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS July 31, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Latin American Growth Fund (the "Fund"), formerly TCW/DW Latin American Growth Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Latin American issuers. The Fund was organized as a Massachusetts business trust on February 25, 1992 and commenced operations on December 30, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manger"), or TCW Funds Management, Inc. (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon,

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS July 31, 1999 (unaudited) continued



rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS July 31, 1999 (unaudited) continued



F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to a new Investment Management Agreement that took effect June 28, 1999, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.25% to the portion of daily net assets not exceeding $500 million and 1.20% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's Investments, the Investment Manager maintains certain of the Fund's book and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under a new Sub-Advisory Agreement that took effect June 28, 1999 between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS July 31, 1999 (unaudited) continued



Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

Prior to June 28, 1999, pursuant to a Management Agreement with Morgan Stanley Dean Witter Services Company Inc. (the "Former Manager"), the Fund paid the Former Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million and 0.72% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Management Agreement, the Manager maintained certain of the Fund's books and records and furnished, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and paid the salaries of all personnel, including officers of the Fund who were employees of the Manager. The Manager also bore the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Prior to June 28, 1999, pursuant to an Investment Advisory Agreement with the current Sub-Advisor, the Fund paid an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million and 0.48% to the portion of the daily net assets exceeding $500 million.

Under the terms of the Investment Advisory Agreement, the Fund had retained the current Sub-Advisor to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The current Sub-Advisor obtained and evaluated such information and advice relating to the economy, securities markets, and specific securities as it considered necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the current Sub-Advisor paid the salaries of all personnel, including officers of the Fund who were employees of the current Sub-Advisor.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS July 31, 1999 (unaudited) continued



gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $19,609,592 at July 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended July 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.22% and 0.75%, respectively.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS July 31, 1999 (unaudited) continued



The Distributor has informed the Fund that for the six months ended July 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $182,332 and $453, respectively and received $2,063 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTION WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended July 31, 1999 aggregated $45,226,046 and $47,609,208, respectively.

For the six months ended July 31, 1999, the Fund incurred brokerage commissions of $4,646 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for the portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $600.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE SIX                     FOR THE YEAR
                                                                    MONTHS ENDED                         ENDED
                                                                    JULY 31, 1999                  JANUARY 31, 1999
                                                              -------------------------       ---------------------------
                                                                     (unaudited)
                                                                SHARES        AMOUNT            SHARES         AMOUNT
                                                              ----------   ------------       -----------   -------------
CLASS A SHARES
Sold........................................................      40,678   $    396,577            14,534   $     136,263
Redeemed....................................................      (3,960)       (40,657)          (15,663)       (144,192)
                                                              ----------   ------------       -----------   -------------
Net increase (decrease) - Class A...........................      36,718        355,920            (1,129)         (7,929)
                                                              ----------   ------------       -----------   -------------
CLASS B SHARES
Sold........................................................     996,150      9,833,617         2,410,988      25,661,963
Redeemed....................................................  (2,765,272)   (25,380,625)      (10,363,817)   (108,304,032)
                                                              ----------   ------------       -----------   -------------
Net decrease - Class B......................................  (1,769,122)   (15,547,008)       (7,952,829)    (82,642,069)
                                                              ----------   ------------       -----------   -------------
CLASS C SHARES
Sold........................................................      26,493        271,560            27,783         283,451
Redeemed....................................................     (19,718)      (182,485)          (42,306)       (403,625)
                                                              ----------   ------------       -----------   -------------
Net increase (decrease) - Class C...........................       6,775         89,075           (14,523)       (120,174)
                                                              ----------   ------------       -----------   -------------
Net decrease in Fund........................................  (1,725,629)  $(15,102,013)       (7,968,481)  $ (82,770,172)
                                                              ==========   ============       ===========   =============

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS July 31, 1999 (unaudited) continued



6. FEDERAL INCOME TAX STATUS

At January 31, 1999, the Fund had a net capital loss carryover of approximately $96,436,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through January 31 of the following years:

            AMOUNT IN THOUSANDS
-----------------------------------
2004              2005       2007
---------       --------   --------
$75,539          $19,839     $3,058
=======          =======     ======

Capital and foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $11,321,000 and $855,000, respectively, during fiscal 1999.

As of January 31, 1999, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and post-October losses.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 1999, the Fund had no outstanding forward contracts.

At July 31, 1999, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                          FOR THE PERIOD
                                                                 FOR THE SIX          FOR THE YEAR        JULY 28, 1997*
                                                                 MONTHS ENDED            ENDED               THROUGH
                                                                JULY 31, 1999       JANUARY 31, 1999     JANUARY 31, 1998
--------------------------------------------------------------------------------------------------------------------------
                                                                 (unaudited)
CLASS A SHARES++

SELECTED PER SHARE DATA:
Net asset value, beginning of period........................        $7.33                $12.14               $15.22
                                                                    -----                ------               ------
Income (loss) from investment operations:
 Net investment income (loss)...............................         0.03                  0.15                (0.07)
 Net realized and unrealized gain (loss)....................         2.29                 (4.96)               (3.01)
                                                                    -----                ------               ------
Total income (loss) from investment operations..............         2.32                 (4.81)               (3.08)
                                                                    -----                ------               ------
Net asset value, end of period..............................        $9.65                $ 7.33               $12.14
                                                                    =====                ======               ======
TOTAL RETURN+...............................................        31.65%(1)            (39.62)%             (20.24)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         1.88%(2)(3)           2.21%(3)             2.15%(2)
Net investment income (loss)................................         0.45%(2)(3)           1.26%(3)            (1.04)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................         $431                   $58                 $110
Portfolio turnover rate.....................................           39%(1)                27%                  30%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

                                              FOR THE SIX                         FOR THE YEAR ENDED JANUARY 31,
                                             MONTHS ENDED        ----------------------------------------------------------------
                                            JULY 31, 1999++       1999++       1998*++         1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------------
                                              (unaudited)
CLASS B SHARES

SELECTED PER SHARE DATA:
Net asset value, beginning of period......       $ 7.24            $12.09        $11.47        $ 9.48        $ 9.35        $16.05
                                                 ------            ------        ------        ------        ------        ------
Income (loss) from investment operations:
 Net investment income (loss).............        (0.01)             0.05         (0.09)        (0.04)        (0.06)        (0.17)
 Net realized and unrealized gain
   (loss).................................         2.27             (4.90)         0.71          2.03          0.19         (6.21)
                                                 ------            ------        ------        ------        ------        ------
Total income (loss) from investment
 operations...............................         2.26             (4.85)         0.62          1.99          0.13         (6.38)
                                                 ------            ------        ------        ------        ------        ------
Less distributions from net realized
 gain.....................................          --                 --            --            --            --         (0.32)
                                                 ------            ------        ------        ------        ------        ------
Net asset value, end of period............       $ 9.50            $ 7.24        $12.09        $11.47        $ 9.48        $ 9.35
                                                 ======            ======        ======        ======        ======        ======
TOTAL RETURN+.............................        31.22%(1)        (40.12)%        5.41%        20.99%         1.39%       (40.12)%
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................         2.66%(2)(3)       2.98%(3)      2.81%         2.78%         2.98%         2.87%
Net investment income (loss)..............        (0.33)%(2)(3)      0.49%(3)     (0.64)%       (0.29)%       (0.61)%       (1.46)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...     $121,857          $105,678      $272,710      $270,843      $261,066      $294,774
Portfolio turnover rate...................           39%(1)            27%           30%           29%           64%          145%

---------------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

                                                                                                     FOR THE PERIOD
                                                               FOR THE SIX       FOR THE YEAR        JULY 28, 1997*
                                                              MONTHS ENDED          ENDED               THROUGH
                                                              JULY 31, 1999    JANUARY 31, 1999     JANUARY 31, 1998
---------------------------------------------------------------------------------------------------------------------
                                                               (unaudited)
CLASS C SHARES++

SELECTED PER SHARE DATA:
Net asset value, beginning of period........................      $7.24             $12.10               $15.22
                                                                  -----             ------               ------
Income (loss) from investment operations:
 Net investment income (loss)...............................     --                   0.06                (0.12)
 Net realized and unrealized gain (loss)....................       2.28              (4.92)               (3.00)
                                                                  -----             ------               ------
Total income (loss) from investment operations..............       2.28              (4.86)               (3.12)
                                                                  -----             ------               ------
Net asset value, end of period..............................      $9.52             $ 7.24               $12.10
                                                                  =====             ======               ======
TOTAL RETURN+...............................................      31.49%(1)         (40.17)%             (20.50)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       2.41%(2)(3)        2.98 %(3)            2.91%(2)
Net investment income (loss)................................      (0.08)%(2)(3)       0.49 %(3)           (1.76)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $549               $369                $ 792
Portfolio turnover rate.....................................         39%(1)             27%                  30%

---------------------
 *  The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND

                                                                                                     FOR THE PERIOD
                                                               FOR THE SIX       FOR THE YEAR        JULY 28, 1997*
                                                              MONTHS ENDED          ENDED               THROUGH
                                                              JULY 31, 1999    JANUARY 31, 1999     JANUARY 31, 1998
---------------------------------------------------------------------------------------------------------------------
                                                               (unaudited)
CLASS D SHARES++

SELECTED PER SHARE DATA:
Net asset value, beginning of period........................      $7.35             $12.16               $15.22
                                                                  -----             ------               ------
Income (loss) from investment operations:
 Net investment income (loss)...............................       0.04               0.16                (0.04)
 Net realized and unrealized gain (loss)....................       2.30              (4.97)               (3.02)
                                                                  -----             ------               ------
Total income (loss) from investment operations..............       2.34              (4.81)               (3.06)
                                                                  -----             ------               ------
Net asset value, end of period..............................      $9.69             $ 7.35               $12.16
                                                                  =====             ======               ======
TOTAL RETURN+...............................................      31.84%(1)         (39.56)%             (20.11)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       1.66%(2)(3)        1.98 %(3)            1.86 %(2)
Net investment income (loss)................................       0.67%(2)(3)        1.49 %(3)           (0.52)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................         $6                 $5                   $8
Portfolio turnover rate.....................................         39%(1)             27%                  30%

---------------------
 *  The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

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